UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-23309

BlueBay Destra International Event-Driven Credit Fund

(Exact name of registrant as specified in charter)

443 North Willson Ave.

Bozeman, MT 59715

(Address of principal executive offices) (Zip code)

Robert A. Watson

C/O Destra Capital Advisors LLC

443 North Willson Ave.

Bozeman, MT 59715

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 855-3434

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

BlueBay Destra International Event-Driven Credit Fund

Annual Report

September 30, 2022

Bluebay Destra International Event-Driven Credit Fund
Shareholder Letter (unaudited)

Fellow Shareholders,

We are pleased to present you with your Fiscal 2022 Annual Report (the “Report”) for the BlueBay Destra International Event-Driven Credit Fund (the “Fund”). This Report covers the period between October 1, 2021 and September 30, 2022 (the “Fiscal Year”).

On the subsequent pages, you will find commentary from the Fund’s Sub-Advisor, BlueBay Asset Management LLP (“BlueBay”), discussing the factors that most affected performance during the Fiscal Year, as well as specific details regarding investment results, Fund financials and portfolio holdings.

During the Fiscal Year, the stock market, as represented by the S&P 500 index was down -15.47%, and global equities, as represented by the MSCI All Country World Index, was down even more, returning -20.29%. This was a near complete reversal of the positive equity market environment experienced in the previous Fiscal Year period (October 1, 2020-September 30, 2021).

Beginning in the 4th quarter of 2021, which was the first quarter of the Fund’s Fiscal Year, meaningful concerns began to show in stock and bond markets about persistent inflationary pressures and the expected sharp rise in interest rates that central banks would be expected to pursue once inflation was shown to be more than “transitory”.

Bonds, whether in the U.S. or globally, came under as much or more pressure than stocks, with the Bloomberg US Aggregate Index, down -14.60% for the Fiscal Year. Global bonds, as represented by the Bloomberg Global Aggregate Bond Index were down even more, losing -20.43% during the Fiscal Year.

Alternatives, as measured by the Wilshire Liquid Alt Multi-Strategy Index, fared poorly as well, down -6.69% during the Fiscal Year.

Completely contrary to the broader markets, your Fund, the BlueBay Destra International Event-Driven Credit Fund returned +16.93% for the Class I shares during the Fiscal Year. This was an extraordinary outcome and reflects the excellent work of BlueBay in managing the strategy during such a tremendous negative environment for markets.

The Fund was again, the top performing credit interval fund on 3-Year and Since Inception Total Returns as of the Fund’s fiscal year end (Source: Morningstar Direct, Data as September 30, 2022. Fund Inception Date May 9, 2018).

BlueBay is a premier alternative income asset manager based in the United Kingdom, with over $100 billion in assets under management and 20+ years of experience managing credit, debt, and distressed assets. We are thrilled to be working with such a storied and tenured manager.

We appreciate the continued confidence you have placed in us and our investment partners. Please read this Report carefully and be sure to contact your Financial Advisor or Destra Capital if you have any additional questions.

Sincerely,

Robert A. Watson, CFP®

President

BlueBay Destra International Event-Driven Credit Fund

Destra Capital Advisors LLC

Bluebay Destra International Event-Driven Credit Fund
Risk Disclosure

As of September 30, 2022 (unaudited)

This document may contain forward-looking statements representing Destra Capital Advisors LLC’s (“Destra”), the portfolio managers’ or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-advisers’ control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Performance and Graphical Illustrations

September 30, 2022 (unaudited)

Average Annual Total Returns for the period ended September 30, 2022
Inception Date: May 9, 2018				Inception Date: December 21, 2018
			Since				Since
Share Class	1 Year	3 Year	Inception	Share Class	1 Year	3 Year	Inception
Class I	16.93%	14.41%	11.44%	Class A at NAV	16.61%	14.12%	14.29%
Bloomberg Global Aggregate Index	-20.43%	-5.73%	-2.61%	Class A with Load	9.91%	11.88%	12.52%
				Class L at NAV	16.33%	13.84%	14.01%
				Class L with Load	11.40%	12.20%	12.71%
				Class T at NAV	16.01%	13.54%	13.72%
				Class T with Load	12.51%	12.39%	12.81%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call the Fund at 877-855-3434. Class A shares have a maximum sales charge of 5.75% and a shareholder service fee of 0.25%. Class L shares have a maximum sales charge of 4.25%, a 12b-1 fee of 0.25%, and a shareholder service fee of 0.25%. Class T shares have a maximum sales charge of 3.00%, a 12b-1 fee of 0.50%, and a shareholder service fee of 0.25%.

Growth of an Assumed $100,000 Investment

Value as of 9/30/22
$170,000
$160,000
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
BlueBay Destra International Event-Driven Credit Fund - Class I
Bloomberg Global Aggregate Index
$160,959
$89,029
5/09/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22

This graph illustrates the hypothetical investment of $100,000 in the Fund, Class I, from May 9, 2018 (inception date) to September 30, 2022. The Average Annual Total Returns table and Growth of an Assumed $100,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Additionally, the performance of the other classes will be greater than or less than the performance shown in the graph above due to different sales loads and expenses applicable to such class.

Bluebay Destra International Event-Driven Credit Fund
Performance and Graphical Illustrations (continued)

September 30, 2022 (unaudited)

Summary of Portfolio Assets Allocation

OTHER, 0.09%
CORE INCOME, 23.89%
CASH, 13.52%
CREDIT SHORTS, 1.47%
RESTRUCTURING, 20.92%
STRESSED, 25.12%
OPPORTUNISTIC, 14.99%

The above chart provides a visual breakdown of the Fund’s major investment types that the underlying securities represent, as a percentage of the total investments held as of September 30, 2022. Please see the Schedule of Investments on the following pages for a detailed list of the Fund’s holdings. The Fund’s portfolio composition is subject to change at any time and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Bluebay Destra International Event-Driven Credit Fund
Portfolio Manager Letter (unaudited)

Investment environment

At the start of the fiscal year, October 1, 2021-September 30, 2022 (the “Fiscal Year”), the COVID-19 pandemic was starting to fade in importance, at least in some regions. However, the consequences of its associated policy actions were to continue to impact corporates and the economy in the following months, as concerns over inflation and supply chain disruption grew. Rate rises became a focus for investors at the same time as war broke out in Ukraine, causing disruption to global energy markets and contributing to the cost-of-living crisis. Indeed, 2022 has represented a perfect storm for companies, which have faced multiple macroeconomic and geopolitical challenges.

We mentioned a year ago that we anticipated an increased opportunity set for the BlueBay Destra International Event-Driven Credit Fund’s (the “Fund”) strategy and this has manifested itself in many sectors and many jurisdictions.

Performance Discussion

For the Fiscal Year, Class I of the Fund had a return of 16.93%, net of fees.

In terms of sub-strategies, the largest contributor to the Fund’s performance during the Fiscal Year was the Restructuring sleeve. The event-driven / opportunistic and stressed sleeves both also made significant contributions. Single name shorts were positive during the Fiscal Year too.

The top single name contributor to returns was Boa OCV, which towards the end of the Fiscal Year announced the sale of the older of its two vessels. Bonds moved up nearly twenty points on the news. The new owners announced that the other vessel is also being marketed for sale, which could be a further positive development.

Another restructuring name, Floatel, was the second strongest contributor. The company has benefited from news-flow on extensions to accommodate rig charters. In a continuation of the trends we mentioned in the previous year, higher day rates and a bullish backdrop for oil have supported sentiment for this and other names in related sectors, including our holdings in Shelf Drilling and Jacktel.

The most significant detractor was Saxa Gres, which has been negatively impacted by elevated gas prices in Italy, and which continues to face both financial and operational challenges. Only two other names lost more than 100 basis points, namely Mulhacen and Dignity.

Viewpoint & Outlook

As we enter the final calendar quarter of 2022 our view is that markets continue to face headwinds from several ongoing themes. Even though there are now some grounds for optimism that the Ukrainian conflict may be reaching its conclusion and that inflation may start to move lower, other challenges remain, including the risk of recession and elevated energy prices. However, with these challenges comes opportunity and this is being reflected daily in the new opportunities the team is seeing across multiple sectors and several countries. The Fund has performed strongly throughout recent quarters, displaying outperformance of and low correlation to traditional markets and we remain positive on the outlook for the strategy.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments
As of September 30, 2022

Shares or
Principal
Amounts	Description	Value
	BANK LOANS – 11.2%
	GERMANY – 1.5%
1,368,010	IFA Holding GmbH TL2, 4.230%,
	03/31/2025(6)(9)	$469,047
1,237,723	IFA Holding GmbH TL3, 4.238%,
	03/31/2025(6)(9)	424,376
		893,423
	SAUDI ARABIA – 4.3%
3,047,652	Ahmad Hamad Al Gosaibi &
	Brothers TL, 0.000%,
	01/01/2050(6)(10)	487,624
11,640,000	Ahmad Hamad Al Gosaibi &
	Brothers TL,, 0.000%,
	01/01/2050(1)(6)(9)(10)	1,995,494
		2,483,118
	SINGAPORE – 2.1%
482,188	Teide Pte, Ltd. 1L PIK, 10.000%,
	08/01/2026(9)	473,543
1,040,066	Teide Pte, Ltd. 2L PIK, 8.000%,
	12/01/2026(9)	746,325
		1,219,868
	SPAIN – 3.3%
	Celsa Group:
598,061	4.474%, 12/31/2024	539,981
2,978,810	5.680%, 06/30/2025	490,035
1,092,839	5.280%, 06/30/2025	869,839
		1,899,855
	TOTAL BANK LOANS
	(Cost $6,088,004)	6,496,264

	COMMON STOCK – 1.9%
	MARSHALL ISLANDS – 1.9%
25,928	Scorpio Tankers, Inc.	1,090,013

	TOTAL COMMON STOCK
	(Cost $473,413)	1,090,013

	CORPORATE DEBT SECURITIES – 7.8%
	CANADA – 1.9%
1,150,000	First Quantum Minerals, Ltd.,
	6.500%, 03/01/2024(2)	1,128,414

	CAYMAN ISLANDS – 2.7%
1,954,000	Shelf Drilling Holdings, Ltd., 8.250%,
	02/15/2025(2)	1,567,401

	UNITED STATES – 3.2%
2,510,000	AMC Entertainment Holdings, Inc.,
	10.000%, 06/15/2026(2)	1,717,204
Shares or
Principal
Amounts	Description	Value
	CORPORATE DEBT SECURITIES (continued)
	UNITED STATES (continued)
138,000	Voyager Aviation Holdings LLC,
	8.500%, 05/09/2026(2)(6)	$113,850
		1,831,054
	TOTAL CORPORATE DEBT SECURITIES
	(Cost $4,768,006)	4,526,869

	INTERNATIONAL DEBT SECURITIES –31.4%
	BERMUDA – 5.5%
	Floatel International, Ltd.:
2,066,552	10.000%, 09/24/2026	1,549,914
1,924,072	6.000%, 09/24/2026	1,443,054
245,700	0.000%, 09/24/2026	184,275
		3,177,243
	ITALY – 5.6%
3,508,000	Moby SpA, 7.750%, 02/15/2023(3)(4)	2,354,016
1,370,000	Pro-Gest SpA, 3.250%, 12/15/2024	901,519
		3,255,535
	JERSEY – 2.2%
1,626,000	Petrofac, Ltd., 9.750%, 11/15/2026	1,253,601

	LUXEMBOURG – 2.8%
557,384	Paper Industries Intermediate
	Financing Sarl, 7.620% (3-Month
	EUR Libor + 700 basis points),
	03/01/2025(2)(5)	494,460
1,730,000	Takko Luxembourg 2 SCA, 5.375%,
	11/15/2023	1,146,074
		1,640,534
	NETHERLANDS – 0.9%
259,280	EA Partners II BV, 6.750%,
	06/01/2099(3)(4)	3,241
1,077,000	Metinvest BV, 8.500%, 04/23/2026	500,805
		504,046
	NORWAY – 10.1%
66,589,887	BOA OCV AS, 2.000%, 12/31/2024(2)	3,360,873
1,924,127	Jacktel AS, 10.000%, 12/04/2023(2)	1,635,508
10,903,609	REM Saltire Holding AS, 7.000%,
	12/31/2024(2)	825,477
		5,821,858
	UKRAINE – 1.2%
3,260,000	Ukraine Government International
	Bond, 9.750%, 11/01/2030	713,073

	UNITED KINGDOM – 3.1%
5,810,000	House of Fraser Funding PLC,
	0.000% (3-Month GBP Libor +
	575 basis points),
	03/15/2023(3)(4)(5)	38,915

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2022

Shares or
Principal
Amounts	Description	Value
	INTERNATIONAL DEBT SECURITIES (continued)
	UNITED KINGDOM (continued)
950,000	Iceland Bondco PLC, 4.625%,
	03/15/2025	$802,369
914,999	Waldorf Production UK, Ltd.,
	9.750%, 10/01/2024	920,260
		1,761,544
	TOTAL INTERNATIONAL DEBT SECURITIES
	(Cost $15,872,068)	18,127,434

	INTERNATIONAL EQUITIES – 10.7%
	CAYMAN ISLANDS – 1.6%
640,446	Shelf Drilling, Ltd.(2)(3)	906,250

	NORWAY – 5.6%
1,916,500	Awilco LNG AS(3)	1,248,672
5,260,901	Jacktel AS(3)(6)	518,979
868,084	MPC Container Ships AS	1,451,812
		3,219,463
	SINGAPORE – 0.4%
24,603,214	Teide, Ltd.(6)	241,539

	UNITED KINGDOM – 3.1%
128,001	Drax Group PLC	858,055
318,648	Gym Group PLC(2)(3)	391,285
4,033,618	HSS Hire Group PLC(2)(3)	558,349
		1,807,689
	TOTAL INTERNATIONAL EQUITIES
	(Cost $6,706,735)	6,174,941

	PRIVATE COMPANIES – 3.5%
	AUSTRALIA – 0.1%
65,000	Quintis Australia Pty, Ltd., Common
	Shares(6)(7)	1,300
	Quintis Australia Pty, Ltd., Corporate
	Debt:
8,538	7.500%, 10/01/2026(2)(6)(7)	6,916
117,000	0.000%, 10/01/2028(2)(6)(7)	43,173
		51,389
	BERMUDA – 0.0%
695,358	Floatel International, Ltd., Common
	Shares(6)(7)	7
436,438	Floatel International, Ltd., Warrants,
	03/16/2025(3)(6)(7)	4
		11
	ITALY – 0.2%
1,100,000	Saxa Gres Spa, Corporate Debt,
	7.000%, 08/04/2026(6)(7)	115,841
Shares or
Principal
Amounts	Description	Value
	PRIVATE COMPANIES (continued)
	LUXEMBOURG – 1.2%
3,500	Avation PLC, Warrants,
	10/31/2026(7)	$1,383
28,205,068	Paper Industries TopCo, Ltd.,
	Common Shares(6)(7)	690,759
		692,142
	UNITED KINGDOM – 1.9%
15,874	KCA Deutag, Common Shares(6)	1,087,369

	UNITED STATES – 0.1%
64	Voyager Aviation Holdings LLC,
	Common Shares(6)(7)	—
384	Voyager Aviation Holdings LLC,
	Preferred Shares(6)	48,000
		48,000
	TOTAL PRIVATE COMPANIES
	(Cost $3,234,818)	1,994,752

	U.S. TREASURY NOTES – 18.0%
	UNITED STATES – 18.0%
6,200,000	United States Treasury Note,
	0.125%, 10/31/2022	6,187,544
4,240,000	United States Treasury Note,
	0.125%, 12/31/2022	4,205,508
		10,393,052
	TOTAL U.S. TREASURY NOTES
	(Cost $10,417,216)	10,393,052

	SHORT-TERM INVESTMENTS – 15.1%
	UNITED STATES – 15.1%
8,691,065	BlackRock Liquidity Funds FedFund Portfolio – Institutional Class,
	2.758%(8)	8,691,065
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $8,691,065)	8,691,065

	TOTAL INVESTMENTS – 99.6%
	(Cost $56,251,325)	57,494,390
	Other Assets Less
	Liabilities – 0.4%	223,765
	TOTAL NET ASSETS – 100.0%	$57,718,155

(1)	When-issued security that has not settled as of September 30, 2022. Rate is not in effect at September 30, 2022.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by management. At September 30, 2022 the total value of these securities is $12,749,160 representing 22.1% of net assets.
(3)	Non-income producing security.
(4)	Security is in default.
(5)	Floating rate security. Rate as of September 30, 2022 is disclosed.
(6)	Fair valued using significant unobservable inputs.
(7)	Restricted investment as to resale (see Note 2).
(8)	The rate is the annualized seven-day yield as of September 30, 2022.
(9)	Principal amount shown is in Euro; value shown in U.S. Dollars.
(10)	This investment was made through a participation. Please see Note 2 for a description of loan participations.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2022

At September 30, 2022, the BlueBay Destra International Event-Driven Credit Fund had outstanding forward foreign exchange contracts as set forth below:

				Contract Amount					Unrealized
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Buy		Sell		Value	Appreciation (Depreciation)
December 15, 2022	Australia and New Zealand Banking	U.S. Dollar	Euro Currency		$1,277,321	EUR	1,300,000	$1,282,251	$(4,930)
December 15, 2022	Brown Brothers Harriman	Norwegian Krone	U.S. Dollar	NOK	2,797,512		$262,036	257,420	(4,616)
December 15, 2022	Brown Brothers Harriman	Pound Sterling	U.S. Dollar	GBP	157,802		$175,638	176,413	775
December 15, 2022	Brown Brothers Harriman	Pound Sterling	U.S. Dollar	GBP	164,884		$178,130	184,331	6,201
December 15, 2022	Brown Brothers Harriman	U.S. Dollar	Euro Currency		$9,052,484	EUR	8,915,507	8,793,785	258,699
December 15, 2022	Brown Brothers Harriman	U.S. Dollar	Euro Currency		$653,267	EUR	650,000	641,126	12,141
December 15, 2022	Brown Brothers Harriman	U.S. Dollar	Norwegian Krone		$150,984	NOK	1,523,951	140,230	10,754
December 15, 2022	Brown Brothers Harriman	U.S. Dollar	Norwegian Krone		$210,558	NOK	2,121,398	195,206	15,352
December 15, 2022	Brown Brothers Harriman	U.S. Dollar	Norwegian Krone		$166,884	NOK	1,791,383	164,839	2,045
December 15, 2022	Brown Brothers Harriman	U.S. Dollar	Pound Sterling		$168,459	GBP	145,276	162,411	6,048
December 15, 2022	Brown Brothers Harriman	U.S. Dollar	Pound Sterling		$2,627,720	GBP	2,259,804	2,526,333	101,387
December 15, 2022	Brown Brothers Harriman	U.S. Dollar	Pound Sterling		$35,141	GBP	30,000	33,538	1,603
December 15, 2022	Citigroup, Inc.	U.S. Dollar	Pound Sterling		$58,703	GBP	50,000	55,897	2,806
December 15, 2022	Citigroup, Inc.	U.S. Dollar	Pound Sterling		$23,178	GBP	20,000	22,359	819
December 15, 2022	Credit Agricole	U.S. Dollar	Pound Sterling		$55,602	GBP	50,000	55,897	(295)
December 15, 2022	Morgan Stanley & Co. LLC	Euro Currency	U.S. Dollar	EUR	83,825		$84,222	82,681	(1,541)
December 15, 2022	Morgan Stanley & Co. LLC	Norwegian Krone	U.S. Dollar	NOK	1,836,826		$178,268	169,020	(9,248)
December 15, 2022	Morgan Stanley & Co. LLC	U.S. Dollar	Poland Zloty		$529,552	PLN	2,499,525	497,635	31,917
December 15, 2022	Morgan Stanley & Co. LLC	U.S. Dollar	Pound Sterling		$40,302	GBP	35,000	39,128	1,174
December 15, 2022	Morgan Stanley & Co. LLC	U.S. Dollar	Pound Sterling		$28,584	GBP	25,000	27,949	635
December 15, 2022	NatWest Markets Securities, Inc.	Norwegian Krone	U.S. Dollar	NOK	1,264,228		$120,403	116,331	(4,072)
December 15, 2022	NatWest Markets Securities, Inc.	U.S. Dollar	Norwegian Krone		$9,885,797	NOK	97,498,435	8,971,578	914,219
December 15, 2022	Societe Generale	Norwegian Krone	U.S. Dollar	NOK	755,781		$74,048	69,545	(4,503)
December 15, 2022	Toronto-Dominion Bank	Norwegian Krone	U.S. Dollar	NOK	3,200,000		$316,438	294,457	(21,981)
December 15, 2022	UBS AG	U.S. Dollar	Pound Sterling		$120,121	GBP	105,000	117,384	2,737
									$1,318,126

At September 30, 2022, the BlueBay Destra International Event-Driven Credit Fund had swap contracts as set forth below:

Credit Default Swap Contracts:

Underlying Instrument	Counterparty	Pay Rate/ Frequency	Maturity Date	Notional Amount at Value(1)		Premium (Paid) Received	Unrealized Appreciation (Depreciation)	Value
Markit iTraxx Europe Crossover Index Swap(2)	Morgan Stanley & Co. LLC	5.000%/Quarterly	12/20/2027	EUR	1,050,000	$37,886	$15,056	$52,942
Next PLC Credit Default Swap(3)	Citigroup, Inc.	1.000%/Quarterly	6/20/2027	EUR	1,100,000	59,889	23,206	83,095
							$38,262	$136,037

(1)	The maximum potential amount the Fund may pay should a credit event take place as defined under the terms of the contract.
(2)	The underlying issuer is ITRX XOVER CDSI S38 5Y Corp.
(3)	The underlying issuer is NXTLN CDS EUR SR 5Y D14

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2022

		% of Net
Summary by Industry Group	Value	Assets
Bank Loans
Auto Parts & Equipment	$893,423	1.5%
Diversified Financial Services	1,219,868	2.1
Investment Companies	2,483,118	4.3
Iron/Steel	1,899,855	3.3
Total Bank Loans	6,496,264	11.2
Common Stock
Transportation	1,090,013	1.9
Total Common Stock	1,090,013	1.9
Corporate Debt Securities
Diversified Financial Services	113,850	0.2
Entertainment	1,717,204	3.0
Mining	1,128,414	1.9
Oil & Gas	1,567,401	2.7
Total Corporate Debt Securities	4,526,869	7.8
International Debt Securities
Airlines	3,241	0.0
Apparel	1,146,074	2.0
Commercial Services	1,635,508	2.9
Food	802,369	1.4
Forest Products & Paper	494,460	0.8
Iron/Steel	500,805	0.9
Oil & Gas	5,351,104	9.3
Oil & Gas Services	825,477	1.4
Packaging & Containers	901,519	1.5
Retail	38,915	0.1
Sovereign	713,073	1.2
Transportation	5,714,889	9.9
Total International Debt Securities	18,127,434	31.4
International Equities
Commercial Services	1,077,328	1.8
Diversified Financial Services	241,539	0.4
Electric	858,055	1.5
Leisure Time	391,285	0.7
Oil & Gas	906,250	1.6
Transportation	2,700,484	4.7
Total International Equities	6,174,941	10.7

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Schedule of Investments (continued)
As of September 30, 2022

		% of Net
Summary by Industry Group	Value	Assets
Private Companies
Airlines	$1,383	0.0%
Building Materials	115,841	0.2
Diversified Financial Services	48,000	0.1
Energy	1,087,369	1.9
Forest Products & Paper	740,848	1.3
Oil & Gas	11	0.0
Private Equity	1,300	0.0
Total Private Companies	1,994,752	3.5
U.S. Treasury Notes
Sovereign	10,393,052	18.0
Total U.S. Treasury Notes	10,393,052	18.0
Short-Term Investments
Money Market Fund	8,691,065	15.1
Total Short-Term Investments	8,691,065	15.1
Total Investments	57,494,390	99.6
Other Assets Less Liabilities	223,765	0.4
Total Net Assets	$57,718,155	100.0%

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Assets and Liabilities
September 30, 2022

Assets:
Investments, at value (cost $56,251,325)	$57,494,390
Premium received on credit default swap contracts	97,774
Cash	50,000
Restricted cash:
Deposits held at broker for swap contracts	84,466
Foreign currency, at value (cost $38,473)	39,997
Unrealized appreciation on:
Forward foreign exchange contracts	1,369,312
Credit default swap contracts	38,262
Receivables:
Interest	573,102
Dividends	173,483
Fund shares sold	119,745
Investments sold	952,087
Escrow proceeds	177,313
Prepaid expenses	20,380
Total assets	61,190,311

Liabilities:
Unrealized depreciation on:
Forward foreign exchange contracts	51,186
Payables:
Investments purchased	2,756,058
Due to broker	450,000
Professional fees	91,931
Management fee (see note 4)	41,917
Accounting and administrative fees	33,153
Custody fees	17,069
Transfer agent fees and expenses	15,476
Distribution fees	2,995
Shareholder servicing fees	2,158
Accrued other expenses	10,213
Total liabilities	3,472,156
Net assets	$57,718,155
Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$54,099,920
Total distributable earnings	3,618,235
Net assets	$57,718,155

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Assets and Liabilities (continued)
September 30, 2022

Net assets:
Class I	$47,067,300
Class A	2,386,400
Class L	1,640,768
Class T	6,623,687
Shares outstanding:
Class I	2,064,464
Class A	104,691
Class L	72,051
Class T	291,784
Net asset value per share:
Class I	$22.80
Class A	22.79
Maximum offering price per share(1)	24.18
Class L	22.77
Maximum offering price per share(2)	23.78
Class T	22.70
Maximum offering price per share(3)	23.40

(1)	Include a sales charge of 5.75%.
(2)	Include a sales charge of 4.25%.
(3)	Include a sales charge of 3.00%.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Operations
For the Year Ended September 30, 2022

Investment income:
Interest income(1)	$4,440,898
Dividend income	194,266
Total investment income	4,635,164

Expenses:
Management fee (see note 4)	784,253
Professional fees	226,393
Accounting and administrative fees	181,138
Custody fees	120,578
Transfer agent fees and expenses	83,699
Registration fees	53,731
Shareholder reporting fees	23,599
Chief financial officer fees (see note 15)	22,000
Chief compliance officer fees (see note 15)	15,000
Trustee fees (see note 15)	14,630
Insurance expense	6,252
Interest expense	3,808
Distribution fees Class L (see note 7)	3,822
Distribution fees Class T (see note 7)	21,098
Shareholder servicing fees Class A (see note 7)	4,269
Shareholder servicing fees Class L (see note 7)	3,822
Shareholder servicing fees Class T (see note 7)	10,549
Other expenses	18,374
Total expenses:	1,597,015
Expenses waived by adviser (see note 5)	(541,322)
Net expenses	1,055,693
Net investment income	3,579,471

Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	29,989
Foreign currency transactions	144,675
Forward foreign exchange contracts	2,840,584
Swap contracts	437,133
Purchased options contracts	505,817
Written options contracts	(451,169)
Total net realized gain	3,507,029

Net change in unrealized appreciation (depreciation) on:
Investments	(1,463,738)
Foreign currency translations	(42,571)
Forward foreign exchange contracts	995,137
Swap contracts	38,262
Total net change in unrealized depreciation	(472,910)
Net realized and unrealized gain	3,034,119
Net increase in net assets resulting from operations	$6,613,590

(1)	Net of foreign withholding taxes of $2.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Increase in net assets resulting from operations:
Net investment income	$3,579,471	$2,527,342
Net realized gain	3,507,029	9,765,681
Net change in unrealized appreciation (depreciation)	(472,910)	895,510
Net increase in net assets resulting from operations	6,613,590	13,188,533

Distributions to shareholders:
Class I	(13,219,934)	(1,602,158)
Class A	(603,835)	(47,678)
Class L	(544,500)	(43,872)
Class T	(1,442,739)	(86,637)
Total distributions to shareholders	(15,811,008)	(1,780,345)

Capital transactions:
Proceeds from shares sold:
Class I	10,444,205	298,373
Class A	699,308	-
Class T	3,276,420	889,640
Reinvestment of distributions:
Class I	13,041,974	1,596,813
Class A	590,570	47,678
Class L	544,500	43,872
Class T	1,160,394	62,303
Cost of shares repurchased:
Class I	(4,608,290)	(28,856,190)
Class T	-	(17,275)
Net increase (decrease) in net assets from capital transactions	25,149,081	(25,934,786)
Total increase (decrease) in net assets	15,951,663	(14,526,598)

Net assets:
Beginning of year	41,766,492	56,293,090
End of year	$57,718,155	$41,766,492

Capital share transactions:
Shares sold:
Class I	430,517	10,423
Class A	29,191	-
Class T	136,937	33,702
Shares reinvested:
Class I	573,959	56,379
Class A	25,999	1,666
Class L	24,000	1,534
Class T	51,230	2,177
Shares repurchased:
Class I	(161,330)	(1,034,200)
Class T	-	(633)
Net increase (decrease) from capital share transactions	1,110,503	(928,952)

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Cash Flows
For the Year Ended September 30, 2022

Cash flows from operating activities:
Net increase in net assets from operations	$6,613,590
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments	(78,393,295)
Proceeds from redemptions, sales, or other dispositions of investments	64,247,265
Amortization of premium	(2,297,254)
Net realized (gain) loss on:
Investments	(29,989)
Foreign currency transactions	(144,675)
Forward foreign exchange contracts	(2,840,584)
Swap contracts	(437,133)
Purchased options contracts	(505,817)
Written options contracts	451,169
Principal paydowns	412
Net change in unrealized (appreciation) depreciation on:
Investments	1,463,738
Foreign currency translations	42,571
Forward foreign exchange contracts	(995,137)
Swap contracts	(38,262)
Change in operating assets and liabilities:
Receivables:
Investments sold	291,906
Interest	(64,451)
Dividends	(173,483)
Escrow proceeds	95,224
Prepaid expenses	2,301
Payables:
Investments purchased	(1,912,082)
Management fees	(13,527)
Custody fees	1,491
Accounting and administration fees	(1,761)
Professional fees	39,029
Transfer agent fees and expenses	2,419
Distribution fees	1,469
Shareholder servicing fees	955
Accrued other expenses	2,289
Net cash used in operating activities	(14,591,622)

Cash flows from financing activities:
Due to broker	450,000
Proceeds from shares sold	14,313,285
Payments for shares repurchased	(4,608,290)
Cash distributions paid, net of reinvestment	(473,570)
Net cash provided by financing activities	9,681,425

Effect of exchange rate changes in cash	2,942,688

Net change in cash and cash equivalents	(1,967,509)

Cash, restricted cash and foreign currency at beginning of period	1,691,972

Cash, restricted cash and foreign currency at end of period	$(275,537)

Supplemental schedule of cash activity:
Interest expense on borrowings	$3,808
Supplemental schedule of non-cash activity:
Reinvestment of distributions	$15,337,438

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Statement of Cash Flows (continued)
For the Year Ended September 30, 2022

Reconciliation of restricted and unrestricted cash and foreign currency at the beginning of year to the Statement of Assets and Liabilities
Cash	$885,891
Restricted cash:
Deposits held at broker	670,000
Foreign currency	136,081
$1,691,972

Reconciliation of restricted and unrestricted cash and foreign currency at the end of year to the Statement of Assets and Liabilities
Cash	$50,000
Restricted cash:
Deposits held at broker	84,466
Deposits due to broker	(450,000)
Foreign currency	39,997
$(275,537)

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Financial Highlights
For a share of common stock outstanding throughout the periods indicated

Period ending September 30,	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return(2),(3)	Gross expenses(4),(5)	Net expenses(4),(5),(6)	Net income(4),(6)	Net assets, end of period (in thousands)	Portfolio turnover rate(3)
Class I
2022	$29.37	$1.99	$1.89	$3.88	$(3.55)	$(6.90)	$-	$(10.45)	$22.80	16.93%	3.46%	2.25%	8.04%	$47,067	72%
2021	23.94	1.22	5.26	6.48	(1.05)	-	-	(1.05)	29.37	27.25	3.05	2.28	4.55	35,866	98
2020	25.20	0.71	(0.59)	0.12	(0.48)	(0.16)	(0.74)	(1.38)	23.94	0.64	3.06	2.32	2.98	52,398	130
2019	24.50	0.90	0.96	1.86	(1.16)	-	-	(1.16)	25.20	7.85	4.08	2.95	3.68	51,828	124
2018(7)	25.00	0.24	(0.33)	(0.09)	(0.41)	-	-	(0.41)	24.50	(0.35)	5.56	2.25	2.50	25,211	30
Class A
2022	29.37	1.95	1.86	3.81	(3.49)	(6.90)	-	(10.39)	22.79	16.61	3.71	2.50	7.93	2,386	72
2021	23.94	1.45	4.97	6.42	(0.99)	-	-	(0.99)	29.37	26.96	3.30	2.53	5.33	1,454	98
2020	25.20	0.65	(0.59)	0.06	(0.46)	(0.16)	(0.70)	(1.32)	23.94	0.39	3.31	2.57	2.72	1,145	130
2019(8)	23.67	0.65	2.00	2.65	(1.12)	-	-	(1.12)	25.20	11.42	4.26	3.24	3.41	1,114	124
Class L
2022	29.35	1.80	1.94	3.74	(3.42)	(6.90)	-	(10.32)	22.77	16.33	3.96	2.75	7.28	1,641	72
2021	23.94	1.38	4.96	6.34	(0.93)	-	-	(0.93)	29.35	26.64	3.55	2.78	5.08	1,410	98
2020	25.20	0.60	(0.60)	-	(0.44)	(0.16)	(0.66)	(1.26)	23.94	0.13	3.56	2.82	2.49	1,114	130
2019(8)	23.67	0.60	2.00	2.60	(1.07)	-	-	(1.07)	25.20	11.22	4.50	3.49	3.16	1,112	124
Class T
2022	29.31	1.86	1.80	3.66	(3.37)	(6.90)	-	(10.27)	22.70	16.01	4.21	3.00	7.62	6,624	72
2021	23.93	1.43	4.84	6.27	(0.89)	-	-	(0.89)	29.31	26.32	3.80	3.03	5.26	3,037	98
2020	25.20	0.44	(0.50)	(0.06)	(0.42)	(0.16)	(0.63)	(1.21)	23.93	(0.11)	3.81	3.07	1.86	1,636	130
2019(8)	23.67	0.55	2.00	2.55	(1.02)	-	-	(1.02)	25.20	11.01	4.76	3.74	2.91	1,110	124

(1)	Based on average shares outstanding during the period.
(2)	Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions during the period and does not include payment of the maximum sales charge. The return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year, with the exception of non-recurring organizational costs.

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Financial Highlights (continued)
For a share of common stock outstanding throughout the periods indicated

(5)	Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense are as follows:

	Gross	Net
	Expenses(4)	Expenses(4),(6)
Class I
2022	3.45%	2.25%
2021	3.02	2.25
2020	3.01	2.27
2019	3.62	2.48
2018(7)	5.56	2.25
Class A
2022	3.70	2.50
2021	3.27	2.50
2020	3.26	2.52
2019(8)	3.77	2.75
	Gross	Net
	Expenses(4)	Expenses(4),(6)
Class L
2022	3.95%	2.75%
2021	3.52	2.75
2020	3.51	2.77
2019(8)	4.02	3.00

Class T
2022	4.20	3.00
2021	3.77	3.00
2020	3.76	3.02
2019(8)	4.27	3.25

(6)	The contractual fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 5). Effective November 19, 2018, the Adviser agreed to reimburse and/or pay “ordinary operating expenses” that exceed 0.50% per annum of the Fund’s average daily net assets. Prior to November 19, 2018, the Adviser had agreed to reimburse and/or pay its invetment management fee and ordinary operating expenses that exceeded 2.25% per annum of the Fund’s daily “managed assets.”
(7)	Reflects operations for the period from May 9, 2018 (inception date) to September 30, 2018. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.
(8)	Reflects operations for the period from December 21, 2018 (inception date of Class A, Class L and Class T) to September 30, 2019.

	September 30,	September 30,	September 30,	September 30,	September 30,
Credit Facility, period ended:	2022	2021	2020	2019	2018
Senior securities, end of period (000’s)	$-	$-	$-	$5,000	$-
Asset coverage, per $1,000 of senior security principal amount	-	-	-	12,033	-
Asset coverage ratio of senior securities	-%	-%	-%	1,203%	-%

See accompanying Notes to Financial Statements.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements
September 30, 2022

1. Organization

BlueBay Destra International Event-Driven Credit Fund (f/k/a/ Destra International & Event-Driven Credit Fund) (the “Fund”) was established as a Delaware statutory trust on November 13, 2017. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund currently offers four classes of Shares, Classes I, A, L, and T. All classes of Shares have equal rights and voting privileges, except in matters affecting a single class. The Fund has adopted a fundamental policy to make a quarterly repurchase offer (“Repurchase Offer”) between 5% and 25% of the Fund’s outstanding Shares. The Fund’s inception date was May 9, 2018 (Class I Shares). The Fund’s commencement of investment operations date was on the business day following the inception date.

The Fund’s investment adviser is Destra Capital Advisors LLC (the “Adviser”), the Fund’s sub-adviser is BlueBay Asset Management LLP (the “Sub-Adviser”), and the Fund’s sub-sub-adviser is RBC Global Asset Management (U.S.) Inc. (the “Sub-Sub-Adviser,”) (the Sub-Adviser, Sub-Sub-Adviser and together with the Adviser, are referred to herein as the “Advisers”). The Sub-Adviser and Sub-Sub-Adviser are wholly-owned subsidiaries of Royal Bank of Canada (“RBC”).

The Fund’s investment objective is to provide attractive total returns, consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets (including borrowings for investment purposes) in credit related instruments and/or investments that have similar economic characteristics as credit related instruments that are considered by the Fund to have the potential to provide a high level of total return. Credit related instruments include bonds, debt securities and loans issued by various U.S. and non-U.S. public- or private-sector entities, including issuers in emerging markets, derivatives and cash equivalents. There is no limit on the credit quality, duration or maturity of any investment in the Fund’s portfolio. Under normal market conditions, the Fund will invest at least 40% of its total assets in securities of non-U.S. issuers, which may include those in emerging markets.

The Fund focuses on investing in long and short positions of debt (fixed or floating rate bonds and loans) or equity securities, including exchange-traded funds, preferred stock, warrants, and options on these securities, depositary receipts such as American Depositary Receipts, and derivatives such as futures and options on futures. These investments may be traded over-the-counter or on an exchange. The Fund may invest in issuers of any size, and in U.S. and non-U.S. issuers. Under normal market conditions, the Fund’s investments in equity securities, at the time of investment, will be limited to 20% of its total assets.

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

2. Significant Accounting Policies

(a) Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Actual results could differ from those estimates.

(b) Investment Income, Expenses and Distributions

Investment income, expenses other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of Shares based upon the proportion of the net asset value (“NAV”) of each class of Shares at the beginning of each day. Investment transactions are recorded on a trade-date basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes net investment income, if any, quarterly and net realized gains (net of any capital loss carryovers) annually. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign interest have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

(c) Cash and Restricted Cash

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations. As of September 30, 2022, the Fund has restricted cash in the amount of $84,466. The restricted cash represents deposits held at brokers. As of September 30, 2022 the Fund has a payable due to broker in the amount of $450,000.

(d) Investment Valuation

In December 2020, the Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund was required to comply with Rule 2a-5 by September 8, 2022 and as a result, the Board of Trustees of the Fund (“the Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”) which will be used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820-10). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s Sub-Adviser, outside legal counsel, or other third-party consultants in their discussions and deliberations.

In determining NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments, including futures contracts, generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Sub-Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

In certain situations, the valuation designee may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund Shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund Shares cannot be redeemed. The valuation designee expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.

Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates fair value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists:

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For private company equity interests, various factors may be considered in determining fair value, including but not limited to multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a private company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the private companies, the acquisition price of such investment or industry practices in determining fair value. The valuation designee may also consider the size and scope of a private company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/ or the size of the private company relative to comparable firms, as well as such other factors as the valuation designee, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with the Valuation Procedures. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the valuation designee, under the supervision of the Board.

Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

(e) Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, transfer or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

(f) Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(g) Derivatives

Futures Contracts — The Fund may purchase futures contracts to manage cash flows, enhance yield, or to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Purchasing a futures contract creates an obligation to take delivery of the specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser’s ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Swap Contracts — The Fund may engage in various swap transactions, including forward rate and interest rate agreements, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund engaged in credit default swaps to protect against credit events and interest rate swaps to hedge currency risks.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection) and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as net change in unrealized appreciation/(depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as net change in unrealized appreciation/(depreciation) on the statement of operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the statement of assets and liabilities. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. As of September 30, 2022, the Fund did not have any outstanding interest rate swap contracts.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2022, the Fund had two outstanding credit default swap contracts.

Foreign Exchange Contracts — The Fund may enter into foreign currency exchange contracts. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund. All foreign currency exchange contracts are market-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be affected when the Fund so desires. The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

(h) Restricted Securities

Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

Additional information on each illiquid and restricted investment held by the Fund at September 30, 2022 is as follows:

	Acquisition			Percentage of
Security	Date	Cost	Value	Net Assets
Avation PLC, Warrants	3/16/2021	$-	$1,383	0.00%
Floatel International, Ltd., Common Shares	3/31/2021	4	7	0.00
Floatel International, Ltd., Warrants	1/13/2021	27,075	4	0.00
Paper Industries TopCo, Ltd., Common Shares	5/20/2019	620,317	690,759	1.20
Quintis Australia Pty, Ltd., Common Shares	10/30/2019	-	1,300	0.00
Quintis Australia Pty, Ltd., Corporate Debt, 7.500%	9/11/2019	7,144	6,916	0.01
Quintis Australia Pty, Ltd., Corporate Debt, 0.000%	9/11/2019	86,929	43,173	0.07
Saxa Gres SpA, Corporate Debt, 7.000%	11/27/2018	1,211,108	115,841	0.20
Voyager Aviation Holdings LLC, Common Shares	3/25/2019	-	-	0.00
		$1,952,577	$859,383	1.48%

(h) Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. Fair Value Measurement

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).

These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities reflected in the Schedule of Investments as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Bank Loans
Germany	$-	$-	$893,423	$893,423
Saudi Arabia	-	-	2,483,118	2,483,118
Singapore	-	1,219,868	-	1,219,868
Spain	-	1,899,855	-	1,899,855
Common Stocks(1)	1,090,013	-	-	1,090,013
Corporate Debt Securities
Canada	-	1,128,414	-	1,128,414
Cayman Islands	-	1,567,401	-	1,567,401
United States	-	1,717,204	113,850	1,831,054
International Debt Securities(2)	-	18,127,434	-	18,127,434
International Equities
Cayman Islands	906,250	-	-	906,250
Norway	2,700,484	-	518,979	3,219,463
Singapore	-	-	241,539	241,539
United Kingdom	1,807,689	-	-	1,807,689
Private Companies
Australia	-	-	51,389	51,389
Bermuda	-	-	11	11
Italy	-	-	115,841	115,841
Luxembourg	-	1,383	690,759	692,142
United Kingdom	-	-	1,087,369	1,087,369
United States	-	-	48,000	48,000
U.S. Treasury Notes	-	10,393,052	-	10,393,052
Short-Term Investments	8,691,065	-	-	8,691,065
Total	$15,195,501	$36,054,611	$6,244,278	$57,494,390

(1)	All sub-categories represent Level 1 evaluation status.
(2)	All sub-categories represent Level 2 evaluation status.

The following is a summary of valuation inputs used to measure the Fund’s assets and liabilities of other financial instruments that are derivative instruments as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Forward Foreign Exchange Contracts	$-	$1,318,126	$-	$1,318,126
Swap Contracts	-	38,262	-	38,262
Total	$-	$1,356,388	$-	$1,356,388

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

The following is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of September 30, 2022:

							Net Change
					Net	Amortization	in Unrealized
	Balance				Realized	of Premium	Appreciation	Balance
	as of	Transfers		Proceeds	Gain	and	(Depreciation)	as of
	September 30,	From	Purchase of	from Sale of	(Loss) on	Accretion of	on	September 30,
Investments	2021	Level 2	Investments(1)	Investments(2)	Investments	Discount	Investments	2022
Bank Loans
Germany	$-	$-	$1,495,715	$-	$(751,607)	$78,676	$70,639	893,423
Saudi Arabia	-	-	2,434,526	-	-	-	48,592	2,483,118
Corporate Debt Securities
United States	-	126,615	-	-	-	(97,521)	84,756	113,850
International Equities
Norway	-	-	664,748	-	-	-	(145,769)	518,979
Singapore	-	-	-	-	-	-	241,539	241,539
Private Companies
Australia	104,960	-	643	-	-	22,586	(76,800)	51,389
Bermuda	15	-	-	-	-	-	(4)	11
Italy	1,216,132	-	-	-	-	(4)	(1,100,287)	115,841
Luxembourg	7	701,640	26,405	-	-	-	(37,293)	690,759
United Kingdom	68	775,100	878,048	(229,600)	68,880	-	(405,127)	1,087,369
United States	-	-	49,712	-	-	-	(1,712)	48,000
Total Investments	$1,321,182	$1,603,355	$5,549,797	$(229,600)	$(682,727)	$3,737	$(1,321,466)	$6,244,278

(1)	Includes acquisitions related to corporate actions.
(2)	Includes return of capital.

Transfers into Level 3 during the period represent investments being valued using unobservable third-party inputs.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2022:

				Discount	Impact on
	Fair Value			Rate/Price/	Valuation
	as of			Range	from an
	September 30,	Valuation	Unobservable	(Simple	Increase in
Investments	2022	Techniques	Inputs	Average)	Input
Private Companies
Australia
Quintis Australia Pty, Ltd., Common Shares	$1,300	Discounted Cash Flow	WACC/Liquidity Discount	19.45%	Decrease
Quintis Australia Pty, Ltd., Corporate Debt, 7.500%	6,916	Discounted Cash Flow	Discount Rate/ Liquidity Discount	12.09%	Decrease
Quintis Australia Pty, Ltd., Corporate Debt, 0.000%	43,173	Discounted Cash Flow	Discount Rate/ Liquidity Discount	16.73%	Decrease

Italy
Saxa Gres SpA, Corporate Debt, 7.000%	115,841	Discounted Cash Flow	Discount Rate	20% used for scenario of 10% probability	Decrease

United States
Voyager Aviation Holdings LLC, Preferred Shares	48,000	Market Approach	Indicative Broker Quotes	$110 – $140 ($125)	Increase
Total Investments(1)	$215,230

(1)	Certain Level 3 investments of the Fund, totaling fair value assets of $6,029,048, have been recorded at fair value using unadjusted third-party inputs (for example, broker quotes or third-party transactions). As such, these investments have been excluded from the preceding table.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

4. Investment Management

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. Subject to the oversight of the Fund’s Board, the Adviser is responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund either directly or through others selected by it for the Fund.

Under the Investment Management Agreement, the Adviser is entitled to a management fee, calculated and payable quarterly in arrears, at the annual rate of 1.75% of the Fund’s average daily Managed Assets during such period (the “Management Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund and Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. Under the Sub-Advisory Agreement, the Sub-Adviser will receive a sub-advisory fee (the “Sub-Advisory Fee”, payable quarterly by the Adviser out of the Management Fee) at the rates set forth below (on an annualized basis) of the Fund’s average daily Managed Assets:

Sub-Advisory
Managed Assets of the Fund	Fee
$1 to $50,000,000	1.75%
Over $50,000,000 to $100,000,000	1.225%
Over $100,000,000 to $150,000,000	1.1375%
Over $150,000,000 to $250,000,000	1.05%
In excess of $250,000,000	0.875%

The Sub-Adviser has entered into an investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) with the Sub-Sub-Adviser. Under the Sub-Sub-Advisory Agreement, the Sub-Sub-Adviser will receive a sub-sub-advisory fee equal to the costs incurred by the Sub-Sub-Adviser in providing advisory services to the Fund plus a margin of 10% of such costs.

5. Expense Limitation

Effective November 19, 2018, the Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse and/or pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.50% per annum of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation may be adjusted for different classes of Shares to account for class-specific expenses.

Prior to November 19, 2018, the Adviser and the Fund had an expense limitation and reimbursement agreement under which the Adviser had agreed to waive its Management Fee and/or pay, on a quarterly basis, both the “ordinary operating expenses” (as defined below) and the Management Fee of the Fund to the extent that such total expenses exceeded 2.25% per annum of the Fund’s average daily Managed Assets.

In consideration of the Expense Limitation Agreement, the Fund has agreed to repay the Adviser pro rata in the amount of any Fund expense paid or waived by it, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the date such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current Expense Limitation, if any, and the Expense Limitation that was in effect at the time when the Adviser reimbursed, paid or absorbed the ordinary operating expenses that are the subject of the repayment, to be exceeded. Unless earlier terminated by the Board, the Expense Limitation Agreement will remain in effect until January 31, 2032, and will automatically continue in effect for successive twelve-month periods thereafter. The Adviser may not terminate the Expense Limitation Agreement during the initial term. After the initial term, either the Board or the Adviser may terminate the Expense Limitation Agreement upon 30 days’ written notice. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” consist of all ordinary expenses of the Fund, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, legal fees related to the organization and offering of the Fund, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) Management Fee, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution and/or shareholder servicing fees, if any, (f) acquired fund fees and expenses, and (g) extraordinary expenses.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

For the year ended September 30, 2022, the Adviser waived expenses totalling $541,322 that are subject to reimbursement. As of September 30, 2022, the following amounts are subject to recapture by the Adviser by the following dates:

September 30,	September 30,	September 30,
2023	2024	2025
$399,569	$420,151	$541,322

6. Capital Stock

The Fund engages in a continuous offering of Shares under Rule 415 under the Securities Act of 1933, as amended. The Fund has registered a total of 5,040,000 Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares in all classes, with a par value of $0.001. The Fund is offering to sell, through its distributor, Destra Capital Investments LLC (the “Distributor”) its Shares at the then-current NAV per Share. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The minimum initial investment (waived in certain circumstances) for Class I, A, L, and T Shares is $100,000, $2,500, $2,500, and $2,500 respectively. There is no minimum for subsequent investments. All Share purchases are subject to approval of the Adviser. The minimum investment requirement may be waived in the Fund’s sole discretion. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account.

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time, if ever. No secondary market is expected to develop for the Fund’s Shares; liquidity for the Shares will be provided only through quarterly Repurchase Offers for no less than 5% and no more than 25% of the Fund’s outstanding Shares pursuant to Rule 23c-3 of the 1940 Act, and there is no guarantee that an investor will be able to sell all the Shares that the investor desires to sell in the Repurchase Offer. If shareholders tender more than the Repurchase Offer amount for any given Repurchase Offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more Shares than the Fund decides to repurchase, the Fund will repurchase the Shares on a pro rata basis, subject to limited exceptions. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s Shares may be speculative and involves a high degree of risk, including the risks associated with leverage.

During the year ended September 30, 2022, the Fund had four Repurchase Offers as follows:

	Repurchase	Repurchase		Number of
	Request	Offer	% of Shares	Shares
Repurchase Offer Notice	Deadline	Amount	Repurchased	Repurchased
December 17, 2021	January 22, 2022	5%	0.48%	8,408
March 18, 2022	April 22, 2022	5%	0.04%	669
June 17, 2022	July 22, 2022	5%	0.80%	18,163
September 16, 2022	October 21, 2022	5%	1.26%	32,248

7. Distribution and Shareholder Servicing Plans

Class L and Class T Shares have adopted a distribution plan (the “Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 0.50% of the average daily net assets of Class L and Class T Shares, respectively. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries based on the value of Shares held by such intermediaries’ customers.

Class A, Class L and Class T Shares have adopted a shareholder servicing plan (the “Servicing Plan”) under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of customers who own Class A, Class L or Class T Shares of the Fund. The Servicing Plan permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A, Class L and Class T Shares, respectively.

8. Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities and short-term obligations, for the year ended September 30, 2022, were $38,858,143 and $26,585,956, respectively.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

9. Revolving Credit Facility

On August 13, 2018, the Fund entered into a secured, revolving line of credit facility with BNP Paribas (the “Credit Facility”) with no stated maturity date. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $500,000,000 or one-third of the value of its total assets. The interest rate on borrowings from the Credit Facility is equal to 3-month LIBOR plus 0.90% per annum. During the year ended September 30, 2022, there was no principal balance outstanding.

10. Asset Coverage

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements. With respect to senior securities representing indebtedness, such as the Credit Facility, the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the Fund’s asset coverage declines below 300%, the Fund would be prohibited under the 1940 Act from incurring additional debt or making certain distributions to its shareholders.

Please refer to the Fund’s Financial Highlights for summary of the Fund’s asset coverage with respect to senior securities.

11. Other Derivative Information

The following is a summary of the average quarterly notional value of derivatives as of September 30, 2022, as well as the notional value outstanding as of September 30, 2022:

	Average
	Quarterly	Notional
	Notional	Value
	Value	Outstanding
Forward foreign exchange contracts purchased long	$1,015,324	$1,389,183
Forward foreign exchange contracts sold short	20,944,496	25,084,657
Credit default swap contracts	2,408,848	2,153,899
Purchased options contracts	2,865,000	-
Written options contracts	2,578,500	-

The effects of these derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities (“SAL”) and Statement of Operations, and are presented in the table below. The values of derivative instruments as of September 30, 2022 by risk category are as follows:

	Risk Category
	Forward
	Foreign
	Exchange
Derivative Assets (Liabilities)	Contracts	Credit Risk
Unrealized appreciation on forward foreign exchange contracts	$1,369,312	$-
Unrealized depreciation on forward foreign exchange contracts	(51,186)	-
Unrealized appreciation on swap contracts	-	38,262
Net	$1,318,126	$38,262

	Risk Category
	Forward
	Foreign
	Exchange
Derivative Realized Gain (Loss)	Contracts	Credit Risk
Forward foreign exchange contracts	$2,840,584	$-
Swap contracts	-	437,133
Purchased option contracts	-	505,817
Written option contracts	-	(451,169)
Net	$2,840,584	$491,781

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

	Risk Category
	Forward
	Foreign
	Exchange
Derivative Change in Unrealized Appreciation (Depreciation)	Contracts	Credit Risk
Forward foreign exchange contracts	$995,137	$-
Swap contracts	-	38,262
Net	$995,137	$38,262

Offsetting of Assets and Liabilities — Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of September 30, 2022, no master netting arrangements exist related to the Fund. The Fund’s SAL presents derivative instruments on a gross basis, therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets			Derivative (Liabilities)					Collateral Pledged
	Credit	Forward	Interest	Credit	Forward	Interest	Interest	Net
	Default	Foreign	Rate	Default	Foreign	Rate	Rate	Derivative
	Swap	Exchange	Futures	Swap	Exchange	Futures	Swap	Assets	Financial		Net
Counterparty	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	(Liabilities)	Instruments	Cash(1)	Amount
Australia and New Zealand Banking	$-	$-	$-	$-	$(4,930)	$-	$-	$(4,930)	$-	$4,930	$-
Brown Brothers Harriman	-	415,005	-	-	(4,616)	-	-	410,389	-	-	410,389
Citigroup, Inc.	23,206	3,625	-	-	-	-	-	26,831	-	-	26,831
Credit Agricole	-	-	-	-	(295)	-	-	(295)	-	295	-
Morgan Stanley & Co. LLC	15,056	33,726	-	-	(10,789)	-	-	37,993	-	-	37,993
NatWest Markets Securities, Inc.	-	914,219	-	-	(4,072)	-	-	910,147	-	-	910,147
Societe Generale	-	-	-	-	(4,503)	-	-	(4,503)	-	4,503	-
Toronto-Dominion Bank	-	-	-	-	(21,981)	-	-	(21,981)	-	21,981	-
UBS AG	-	2,737	-	-	-	-	-	2,737	-	-	2,737
	$38,262	$1,369,312	$-	$-	$(51,186)	$-	$-			$31,709

(1)	Amount of excess collateral totaled $18,291.

12. Federal Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complies with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current period.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund has no examination in progress during the year ended September 30, 2022. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

ended September 30, 2022. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At September 30, 2022, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$56,801,532
Gross unrealized appreciation	6,185,588
Gross unrealized depreciation	(5,492,731)
Net unrealized appreciation	$692,857

The difference between cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed ordinary income	$2,967,762
Undistributed long-term capital gains	-
Tax distributable earnings	2,967,762
Accumulated capital and other losses	-
Unrealized appreciation other	-
Unrealized depreciation on foreign currency translations	(42,384)
Unrealized appreciation on investments	692,857
Total distributable earnings	$3,618,235

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ending September 30, 2022, the Fund did not have any qualified post-October capital losses or post-December ordinary losses.

The tax character of distributions paid during the years ended September 30, 2021 and September 30, 2022 was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$10,510,940	$1,780,345
Return of capital	-	-
Net long-term capital gains	5,300,068	-
Total distributions paid	$15,811,008	$1,780,345

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carry forward utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund did not have any capital loss carry forward to utilize during the year ended September 30, 2022.

13. Offering Price Per Share

A maximum front-end sales load of 5.75% for Class A Shares, 4.25% for Class L and 3.00% for Class T Shares is imposed on purchases. Class I Shares are not subject to a sales load. For the year ended September 30, 2022, there were $119,635 in sales charges received by broker dealers and $5,555 in sales charges received by affiliates.

14. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 30, 2022, RBC owned 71% of the Fund.

15. Trustees and Officers

The Destra Fund Complex (consisting of the Fund, the Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, and the Destra Multi-Alternative Fund) pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for their services in this capacity. Each fund in the Destra Fund Complex pays a portion of the retainer received

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

by each Trustee, which is allocated annually across the Destra Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year. Trustees are also reimbursed for travel-related and authorized business expenses. The Fund does not pay compensation to Trustees who also serve in an executive officer capacity for the Fund or the Advisers.

Employees of PINE Advisors, LLC (“PINE”) serve as officers of the Fund. PINE receives an annual base fee for the services provided to the Fund. PINE is reimbursed for certain out-of-pocket expenses by the Fund. Service fees paid by the Fund for the year ended September 30, 2022 are disclosed in the Statement of Operations.

16. Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Recent Market and Economic Developments — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Investment and Market Risk — An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Shares represents an indirect investment in the portfolio of senior loans, corporate bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably.

Credit Risk — Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it will invest in below investment grade securities.

Interest Rate Risk — If interest rates increase, the value of the Fund’s investments generally will decline. Securities with longer maturities tend to produce higher yields, but are more sensitive to changes in interest rates and are subject to greater fluctuations in value. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

Event-Driven Strategy Risk — Generally, the success of an event-driven strategy depends on the success of the prediction of whether the anticipated corporate event occurs or a successful outcome is achieved as a result of the event. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected for the event, in which case the Fund may experience loss or fail to achieve a desired rate of return.

Senior Loans Risk — Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Shares. The liquidation value of any collateral securing a senior loan may not satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments. Such collateral may also not be readily liquid.

Subordinated Loans Risk — In addition to risks similar to those of senior loans, subordinated loans do not have the first priority lien on underlying collateral of the loan and any claims will be subordinated to those lienholders with a higher claim. The cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower.

Covenant-Lite Loans Risk — Some of the loans in which the Fund may invest, or get exposure to through its investments in structured securities, may be “covenant-lite,” which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

Corporate Bond Risk — The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and intermediate- and longer-term corporate bonds are generally more sensitive to changes in interest rates. The market value of a corporate bond also may be affected by factors directly related to the borrower, such as investors’ perceptions of the creditworthiness of the borrower, the borrower’s financial performance, perceptions of the borrower in the market place, performance of management of the borrower, the borrower’s capital structure and use of financial leverage and demand for the borrower’s goods and services. There is a risk that the borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Non-U.S. Securities Risk — The Fund’s investments in non-U.S. securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory events. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Mezzanine Investments Risk — The Fund may invest in mezzanine debt instruments that are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured.

Collateralized Loan Obligations (CLOs) Risk — (i) The underlying obligations of CLOs in which the Fund invests will include subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in senior loans. CLOs are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLOs may be characterized by the Fund as illiquid securities.

Asset-Backed Securities Risk — Asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements.

Below Investment Grade Rating Risk — Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Junk bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. These instruments may be particularly susceptible to economic downturns.

Leverage Risk — The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Special Situations and Stressed Investments Risk — Special situation investments are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Advisers. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

Reinvestment Risk — The Fund may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall.

Inflation/Deflation Risk — Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline.

Emerging Markets Risk — The Fund may invest securities of issuers in “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Emerging markets are more likely to experience hyperinflation and currency devaluations, political instability and abrupt changes in policies. Emerging markets may be subject to more social, political and economic fluctuation than those of developed markets.

Foreign Currency Risk — Changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

Sovereign Government and Supranational Debt Risk — Issuers of sovereign debt and supranational debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue.

Currency Hedging Risk — The Advisers may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Advisers cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Derivatives Risk — The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic securities, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Swaps Risk — The Fund may also invest in credit default swaps, total return swaps and interest rate swaps, all of which are derivative instruments. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying reference assets. The Fund bears the risk of changes in value in the underlying reference assets. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. In a credit default swap, the protection “buyer” may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.

Options and Futures Risk — The Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible Financial Intermediaries. When options are purchased, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

Repurchase Agreements and Reverse Repurchase Agreements Risk — The Fund may invest in repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Reverse repurchase agreements also involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase.

When-Issued Securities, Forward Commitments and Delayed Delivery Transactions Risk — Securities may be purchased on a “forward commitment” or “when-issued” basis, meaning securities are purchased or sold with payment and delivery taking place in the future (sometimes referred to as “delayed delivery”). From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. If the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous.

Short Sales Risk — When the Fund makes a short sale, if the security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may borrow securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected.

Liquidity Risk — The Fund may invest in securities that, at the time of investment are illiquid. The Fund may also invest in restricted securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Less liquid investments that the Fund may want to invest in may be difficult or impossible to purchase. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities.

Bluebay Destra International Event-Driven Credit Fund
Notes to Financial Statements (continued)
September 30, 2022

Management Risk — The Sub-Adviser’s and Sub-Sub- Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes or securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Repurchase Policy Risk — Quarterly repurchases by the Fund of its Shares typically are funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Valuation Risk — Illiquid securities must be valued by the Fund using fair value procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

17. Subsequent Events

The Fund has evaluated the events and transactions through the date the financial statements were issued and has identified the following for disclosure in the Fund’s subsequent events:

On October 21, 2022, the Fund completed a quarterly Repurchase Offer (see Note 6) resulting in 1.26% of the Fund’s Shares being repurchased.

At a meeting held on November 10, 2022, the Board of Trustees of the Fund approved the termination of the Sub-Sub-Advisory Agreement with BlueBay Asset Management USA LLC (now known as RBC Global Asset Management (U.S.) Inc.).

Bluebay Destra International Event-Driven Credit Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BlueBay Destra International Event-Driven Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueBay Destra International Event-Driven Credit Fund (the “Fund”) as of September 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers, agent banks, and underlying private company management; when replies were not received from brokers, agent banks and counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Destra Capital Advisors LLC since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 29, 2022

Bluebay Destra International Event-Driven Credit Fund
Additional Information
September 30, 2022 (unaudited)

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of Shares of the Fund or of any securities mentioned in this report.

Corporate Dividends Received Deduction — For the fiscal year ended September 30, 2022, 2.30% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income — Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 5.88% as qualified dividend income paid during the fiscal year ended September 30, 2022.

Long-Term Capital Gain — The Fund designates $5,300,068 as a long-term capital gain distribution.

Proxy Voting — Policies and procedures that the Fund uses to determine how to vote proxies as well as information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 877-855-3434 or visiting Destra Capital Investments LLC’s website at www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www. sec.gov or by visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Trustees and Officers Information
September 30, 2022 (unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board. The Board consists of four trustees, one of whom is an “Interested Person” (as the term “Interested Person” is defined in the 1940 Act) and three of whom are not Interested Persons (referred to herein as “Independent Trustees” and together with the Interested Person, the “Trustees”). None of the Independent Trustees has ever been a Trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The identity of the Trustees and the Fund’s executive officers and biographical information as of September 30, 2022 is set forth below. The address for each Trustee is c/o BlueBay Destra International Event-Driven Credit Fund, 443 N. Willson Ave., Bozeman, MT 59715. A Trustee’s term of office shall continue until his or her death, resignation or removal.

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past five years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	November 2017	Financial Advisor, self-employed, Red Earth Finance LLC (2018 to present), mortgage banker, The Mortgage Company, (2018 to 2021).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); Stonecastle Financial Corp. (closed-end management investment company)
Michael S. Erickson Birth year: 1952	November 2017	Private Investor (2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios)
Jeffrey S. Murphy Birth year: 1966	November 2017	Retired (2014 to present).	4	None
Nicholas Dalmaso,(2) Chairman Birth year: 1965	November 2017	General Counsel of EquityBee, Inc. (2022 to present); Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 to 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).	4	None

(1)	The Fund Complex consists of the Fund, the Destra Multi-Alternative Fund, the Destra Granahan Small Cap Advantage Fund, and the Destra Flaherty & Crumrine Preferred and Income Fund, each of the latter two being a series of the Destra Investment Trust.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 Act) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.

Bluebay Destra International Event-Driven Credit Fund
Trustees and Officers Information (continued)
September 30, 2022 (unaudited)

The following persons serve as the Fund’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) During the past 5 years
Robert Watson Birth year: 1965	President since 2017	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist (2011 to 2020), Destra Capital Investments LLC.
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).
Jake Schultz Birth year: 1996	Secretary since 2021	Partner & Director, Portfolio Oversight & Analytics (2021 to Present); Director, Product Management (2020 to 2021); Product Analyst (2018 to 2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC.
Marcie McVeigh Birth year: 1979	Assistant Treasurer since 2020	Director of CFO Services, PINE Advisor Solutions (2020 to present); Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018).
Ken Merritt Birth year: 1961	Assistant Secretary since 2021	Partner & Director, Product Management & Development (2021 to Present); Senior Managing Director, Product Management & Development (2019 to 2021), Destra Capital Management LLC, Destra Capital Advisors LLC and Destra Capital Investments LLC; Destra Capital Management LLC; Managing Director, External Wholesaler (2012 to 2018), Destra Capital Management LLC.
Cory Gossard Birth year: 1972	Chief Compliance Officer since 2021	Director, PINE Advisor Solutions (2021 to present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014 to 2020).

The address for each executive officer is c/o BlueBay Destra International Event-Driven Credit Fund, 443 N. Willson Ave., Bozeman, MT 59715.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without charge and upon request by calling 877-855-3434 or visiting Destra Capital Investments LLC’s website at www.destracapital.com.

Bluebay Destra International Event-Driven Credit Fund
Fund Information

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Robert Watson	Destra Capital Advisors LLC
Michael S. Erickson	President	Bozeman, MT
Jeffrey S. Murphy
Nicholas Dalmaso	Derek Mullins	Sub-Adviser
	Chief Financial Officer and Treasurer	BlueBay Asset Management LLP
London, United Kingdom
Cory Gossard
	Chief Compliance Officer	Sub-Sub-Adviser
BlueBay Asset Management USA LLC
	Marcie McVeigh	Stamford, CT
Assistant Treasurer
Distributor
	Jake Schultz	Destra Capital Investments LLC
	Secretary	Bozeman, MT

	Ken Merritt	Administrator, Accounting Agent, and Transfer Agent
	Assistant Secretary	UMB Fund Services, Inc.
Milwaukee, WI

Custodian
Bank of New York Mellon
New York, NY

Legal Counsel
Feagre Drinker Biddle & Reath LLP
Philadelphia, PA

Independent Registered Public Accounting Firm
Cohen & Company, Ltd
Chicago, IL

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes,” “expects,” “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your Shares of the Fund?

●	If your Shares are held in a Brokerage Account, contact your respective Broker.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its audit committee, whom is “independent” within the meaning of Form N-CSR: Mr. Jeff Murphy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal years 2021 and 2022 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended September 30, 2021	$61,000
Fiscal year ended September 30, 2022	$82,500

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended September 30, 2021	None
Fiscal year ended September 30, 2022	None

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Cohen & Company, Ltd.

Fiscal year ended September 30, 2021	$5,250
Fiscal year ended September 30, 2022	$6,500

(d) All Other Fees.

Fiscal year ended September 30, 2021	None
Fiscal year ended September 30, 2022	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Principal Occupation During the past 5 years
Adam Phillips	Portfolio Manager	October 2020-Present	2020-present, Head of DM Special Situations 2019-2020, Head of Investments (Blantyre Capital) 2003-2012, Partner and CIO (Marathon Asset Management)

Duncan Farley	Portfolio Manager	Since Inception	2018-present, Portfolio Manager, DM Special Situations 2015-2018 Head of Event Driven Research, Global Leverage Finance

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of September 30, 2022:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in thousands)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)
Adam Phillips	Registered Investment Companies	0	$ -	0	$ -
	Other Pooled Investment Vehicles	1	$136,923	1	$136,923
	Other Accounts	0	$ -	0	$ -

Duncan Farley	Registered Investment Companies	0	$ -	0	$ -
	Other Pooled Investment Vehicles	1	$136,923	1	$136,923
	Other Accounts	0	$ -	0	$ -

Potential Conflicts of Interests

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Destra Capital Advisors LLC (the “Adviser”), BlueBay Asset Management LLP (“BlueBay UK”) and RBC Global Asset Management (“RBC US”, and together with BlueBay UK, “BlueBay”) have each adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

(a)(3) Compensation Structure of Portfolio Manager(s)

Portfolio manager compensation consists of three components: for employees of BlueBay, a base salary, a discretionary bonus, and a retention award plan; for partners, drawings and a discretionary profit allocation.

All portfolio managers are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to fund performance and takes into account the profitable growth of each investment team’s business.

BlueBay has established a deferral ratio for all partners and employees who are awarded discretionary profit allocations (partners) or discretionary bonuses (employees) over a certain threshold. Partners and employees may also be given additional discretionary awards which are all deferred. Deferrals will track BlueBay funds and/or a combination of BlueBay funds and a reference index, a shadow equity vehicle aligned to the performance of BlueBay and its parent company. Deferrals will vest on a cliff basis after a period of three years.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of September 30, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Adam Phillips	None

Duncan Farley	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is (i) accumulated and communicated to the Registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		BlueBay Destra International Event-Driven Credit Fund

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/09/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert A. Watson
Robert A. Watson, President
(Principal Executive Officer)

Date	12/09/2022

By (Signature and Title)		/s/ Derek J. Mullins
Derek J. Mullins, Chief Financial Officer
(Principal Financial Officer)

Date	12/09/2022

Appendix A

BlueBay Destra International Event-Driven Credit Fund (the “Fund”)

Proxy Voting Policy and Procedures

The Destra Funds (the “Trust”) has adopted the following Proxy Voting Policy and Procedures, as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Trust’s shareholders.

Shareholders of the Trust expect the Trust to vote proxies received from issuers whose voting securities are held by the Trust. The Trust exercises its voting responsibilities as a fiduciary, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations. The Adviser and/or Sub-Adviser will seek to ensure that proxies are voted in the best interests of the Trust and its shareholders except where the Trust may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

1.	Delegation of Proxy Voting to the Sub-Adviser

In general, the Board believes that the Sub-Adviser, which selects the individual companies that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Sub-Adviser to make decisions on casting proxy votes. The Adviser oversees the proxy voting policies and procedures and works with each Sub-Adviser to implement the policy. The Sub-Adviser shall vote all proxies relating to securities held by the Trust and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

2.	Disclosure of Proxy Voting Policy and Procedure in each Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

Each Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) in connection with a registration statement on Form N- 1A/N-2 (as applicable) a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

3.	Material Conflicts of Interest

If (i) the Sub-Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Trust, and (b) the Sub-Adviser or any of affiliated persons; and (ii) the Sub-Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Sub- Adviser will follow the material conflict of interest procedures set forth in the Sub-Adviser’s Proxy Policy when voting such proxies.

4.	Adviser, Sub-Adviser and Fund CCO Responsibilities

The Trust has delegated proxy voting authority with respect to the Trust’s portfolio securities to the Sub- Adviser, as set forth above. Consistent with this delegation, the Sub-Adviser is responsible for the following:

●	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the 1940 Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Trust owning the portfolio securities voted.

●	The Adviser and Sub-Adviser shall provide a summary of the material changes to a proxy policy during the period covered by the Adviser and/or Sub-Adviser CCO’s annual compliance report to the Board to the Funds’ Chief Compliance Officer (“CCO”), and a redlined copy of such Proxy Policy as applicable.

●	The Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the 1940 Act and appear reasonably designed to ensure that the Adviser and/or Sub-Adviser votes portfolio securities in the best interest of shareholders of the Funds which owns the portfolio securities voted, as applicable.

5.	Review Responsibilities

The Adviser may retain a proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a proxy-voting service, the Adviser will review the Trust’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to foregoing policy guidelines.

6.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Trust will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Trust’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

7.	Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser and/or Sub-Advisers through a third-party proxy voting service.